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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

Wellman, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Shrewsbury Avenue, Shrewsbury, NJ		07702

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 732-212-3300

Table of Contents

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated April 24, 2003

99.2	Slide Show to be used on April 24, 2003

Item 12. Results of Operations and Financial Condition

The Registrant issued a press release on April 24, 2003, which is attached hereto as exhibit 99.1, and will use a slide show, which is attached hereto as exhibit 99.2, on April 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 25, 2003

Wellman, Inc.

	By:	/s/ Mark J. Rosenblum

Mark J. Rosenblum Vice President, Chief Accounting Officer and Controller